As Filed with the
Commission on February 1, 2000
Registration No. 2-63713
SEC File No. 811-2910

                Securities and Exchange Commission
                        Washington, D.C.

                           Form N-1A

Registration Statement Under The Securities Act Of 1933   [X]

     Pre-Effective Amendment No.

     Post-Effective Amendment No.  23                     [X]

Registration Statement Under The Investment Company Act
     of 1940                                              [X]

     Amendment No. 25

                Mosaic Government Money Market Trust
        (Exact Name of Registrant as Specified in Charter)

         1655 Fort Myer Drive, Arlington, Virginia  22209

          Registrant's Telephone Number:  (703) 528-3600

                   W. Richard Mason, Secretary
                    Mosaic Government Money Market
                      1655 Fort Myer Drive
                   Arlington, Virginia  22209
             (Name and Address of Agent for Service)

 Approximate Date of Proposed Public Offering:
  It is proposed that this filing will become effective:
     [X] immediately upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on February 1, 1999 pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Mosaic Government Money Market

Cross-Reference Sheet

Form N1-A

Part A, Information Required in a Prospectus

Item 1       Front and back cover pages
Item 2 Risk/Return Summary: Investments, Risks and Performance (including Fund Investment Objectives/Goals, Principal Investment Strategies of the Fund, Principal Risks of Investing in the Fund and Risk/Return Bar Chart and Table)
Item 3       Fees and expenses of the Fund
Item 4       Investment Objectives, Implementation of Investment
             Policies
Item 5       Not applicable
Item 6       Management
Item 7 Pricing of Fund Shares, Dividends and Distributions, Taxes and incorporated by reference from Mosaic's "Guide to Doing Business"
Item 8       Not applicable
Item 9       Financial highlights

Mosaic's "Guide to Doing Business" follows Part A

Part B, Items Required in a Statement of Additional Information

Item 10      Cover page
Item 11      Fund History
Item 12 Description of the Fund (including Classification, Investment Strategies and Risks, Fund Policies and Fundamental Policies)
Item 13      Management of the Fund
Item 14      Control Persons and Principal Holders of Securities
Item 15      Investment Advisory and Other Services
Item 16      Brokerage Allocation and Other Practices
Item 17      Capital Stock and Other Securities
Item 18      Purchase, Redemption and Pricing of Shares
Item 19      Taxation of the Fund
Item 20      Investment Advisory and Other Services
Item 21      Calculation of Performance Data
Item 22 Financial Statements and Other Additional Information (Annual and Semi-Annual Reports are incorporated by reference)

PART C

Items 23 through 30 follow Part B

Prospectus/February 1, 2000


Mosaic Government Money Market

Mosaic Government Money Market is a money market mutual fund that invests in short-term debt securities issued or guaranteed by the United States Government and United States Government agencies.

Features

* No commissions or sales charges
* $1,000 minimum initial investment
* No "12b-1" expenses
* Checking privileges
* Dividends accrue every day and can be paid by check,
* electronic funds transfer, or reinvested monthly.
* Invest or withdraw funds by phone or by mail


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   Madison Mosaic, LLC
                    Investment Advisor

Table of Contents

Risk/Return Summary:  Investments, Risks and Performance
  Fund Investment Objectives/Goals                        2
  Principal Investment Stategies of the Fund              2
  Principal Risks of Investing in the Fund                2
  Risk/Return Bar Chart and Table                         2
Fees and expenses of the Fund                             3
Investment Objectives                                     4
Implementation of Investment Policies                     4
Management                                                5
Pricing of Fund Shares                                    6
Dividends and Distributions                               6
Taxes                                                     6
Financial Highlights                                      7

Risk/Return Summary:  Investments, Risks and Performance

Fund Investment Objectives/Goals

Mosaic Government Money Market (the "Fund") is a money market mutual fund. It has two main objectives: (1) To preserve capital and (2) provide liquidity by investing in US Government securities.

Principal Investment Strategies of the Fund

The Fund's principal investment strategy is to maintain a stable share price of $1.00 per share. In doing so, the Fund invests in securities that are issued or guaranteed by the US Government. It may also invest in securities that are collateralized by such securities. In order to maintain the Fund's price stability, the Fund limits its investments to short-term US Government securities that may not yield as high a level of income as longer-term securities.Principal Risks of Investing in the Fund

Since the Fund's share price is stable, it is intended for investors who are seeking current income with little risk. Because the Fund limits its investments to US Government securities, it is unlikely that a Fund investment will default. However, you should understand that Government backing applies to investments in the Fund and not to shares of the Fund itself. As a result, an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in the Fund.

Risk/Return Bar Chart and Table

The chart and table below demonstrate the variability of the Fund's returns during periods of changing interest rates. The performance of the Fund in the past, shown above, is not necessarily an indication of how the Fund will perform in the future.

Depicted herein is a bar chart reflecting the following annual total returns:

Year	Return

1999   4.23%
1998	 4.51%
1997	 4.54%
1996	 4.33%
1995	 4.76%
1994	 3.14%
1993	 2.07%
1992	 3.14%
1991	 5.08%
1990	 7.34%

During the period shown in the bar chart, the highest return for a quarter was 1.82% (quarter ending June 30, 1990) and the lowest return for a quarter was 0.50% (quarter ending March 31, 1993).

Average Annual Total     Past One Year   Past 5 Years  Past 10 Years
     Returns
(for the periods ending     4.23%           4.47%          4.27%
  December 31, 1999)


To obtain the Fund's current 7-day yield, call our shareholder service department toll-free at 888-670-3600 or call our toll-free 24-hour automated information line, Mosaic Tiles, at 800-336-3063.


Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

     Maximum Sales Charge (Load) of any type          None
     Redemption Fee                                   None
     Exchange Fee                                     None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

     Management Fee                                  0.50%
     Distribution (12b-1) Fees                       None
     Other Expenses                                  0.38%

     Total Annual Fund Operating Expenses            0.88%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Year     3 Years     5 Years     10 Years

            $90       $281         $488       $1,084

Additional fees and transaction charges described in Mosaic's "Guide to Doing Business", if applicable, will increase the level of expenses that can be incurred. (For example, fees are charged for certain wire transfers, stop payments on checks, bounced investment checks, and retirement plans).

Investment Objectives

The investment objectives of the Fund are (1) to preserve capital and (2) provide liquidity by investing in the relative safety of US Government securities.The Trustees may change the Fund's investment objectives without shareholder approval. However, you will receive prior written notice of any material change.

There is no assurance that the Fund's investment objective will be achieved.


Implementation of Investment Policies

Maintain $1.00 Share Price
In order to achieve the relative safety and liquidity required by its investment objectives, we seek to maintain a stable share price of $1.00 for the Fund. We attempt to do this by limiting our investments for the Fund to shorter-term US Government securities. These securities may not yield as high a level of current income as is normally available from longer-term or lower-rated securities.

Invest in US Government securities

US Government securities include a variety of securities that are issued or guaranteed by (1) the US Treasury, (2) various agencies of the federal government, (3) various instrumentalities which have been established or sponsored by the US Government and (4) certain interests in these types of securities.

US Treasury securities include notes, bills and bonds. Obligations of the Government National Mortgage Association, the Federal Home Loan Bank, the Federal Farm Credit System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Small Business Administration and the Student Loan Marketing Association are also considered US Government securities. All US Treasury securities are backed by the "full faith and credit" of the United States. However, not all of the other types of US Government securities are backed by United States "full faith and credit."

Some federal agencies have authority to borrow from the US Treasury while others do not. In the case of securities not backed by the full faith and credit of the United States, the Fund, as an investor, will look to the agency issuing or guaranteeing the obligation for ultimate repayment. In the unlikely event that an agency or instrumentality of the US Government defaults on its obligations, the Fund may not be able to assert a claim against the United States itself.

Invest in Repurchase Agreements

In addition, we expect to invest a portion of the Fund's assets in repurchase agreements that are at least 100% collateralized by US Government securities.

What is a repurchase agreement? This involves the sale of securities to the Fund by a financial institution or securities dealer, simultaneous with an agreement by that institution to repurchase the same securities at the same price, plus interest, at a later date.

What does "at least 100% collateralized" mean? If the other party doesn't buy back the securities, the Fund won't lose any principal or interest. However, the Fund could end up holding securities it did not intend to own. Were it to sell such securities, the Fund might incur a loss. Hold Securities to Maturity

We intends normally to hold securities for the Fund until they mature. Historically, securities issued or guaranteed by the US Government or its agencies or instrumentalities have involved little risk to principal and interest if held to maturity.

Comply with Money Market Regulations

We intend to comply with Federal regulations that govern money market mutual funds (i.e., mutual funds that seek to maintain a stable share price of $1.00). Essentially, this means that we will limit the Fund's purchases of investments to securities having a maximum maturity of 13 months or less. We will not purchase any investment that would, at the time of purchase, cause the average maturity of the Fund to exceed 90 days.

Risks

Because we limit our investments for the Fund to US Government securities, it is unlikely that a Fund investment will default. However, you should understand that Government backing applies to investments in the Fund and not to shares of the Fund itself. As a result, an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although we seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in the Fund.

Management

The Advisor

We are Madison Mosaic, LLC, 1655 Ft. Myer Drive, Arlington, Virginia, a wholly-owned subsidiary of Madison Investment Advisors, Inc., 6411 Mineral Point Road, Madison, Wisconsin ("Madison"). We administer manage approximately $200 million in assets in the Mosaic family of mutual funds, which includes stock, bond and money market portfolios. Madison, a registered investment advisory firm for over 25 years, provides professional portfolio management services to a number of clients and has approximately $3.5 billion under management. We are responsible for the day-to-day administration of the Fund's activities.

Compensation

Advisory Fee. For its services under its Investment Advisory Agreement with the Fund, we receive a fee, payable monthly. The fee equals 0.50% per year of the average daily net assets of the Fund.

Administrative and Services Fee. Under a separate Services Agreement with the Fund, we provide or arrange for the Fund to have all other operational and other support services it needs. We receive a fee calculated as a percentage of the average daily net assets of the Fund for these services. This fee has been set at 0.38% since October 1, 1997.



Pricing of Fund Shares

The price of each Fund share is based on its net asset value (or "NAV"). This equals the total daily value of the Fund's investments, minus its expenses and liabilities, divided by the total number of shares. The Fund's NAV is calculated at the close of the New York Stock Exchange each day it is open for trading.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is placed. Under normal circumstances, the NAV of the Fund will not change from one day to the next.

The Fund's securities are valued according to the "amortized cost" method, which is intended to stabilize the share price at $1.00.

Dividends and Distributions

The Fund's net income is declared as dividends each business day. Dividends are paid in the form of additional shares credited to your account at the end of each calendar month, unless you elect in writing to receive a monthly dividend check. (Please refer to Mosaic's Guide to Doing Business for more information about dividend distribution options.)

Taxes

Federal

The Fund will distribute to shareholders 100% of its net income and net capital gains, if any, by the end of its fiscal year. We will send you an annual notice of dividends paid during the year.

State and Local

At the state and local level, dividend income and capital gains are generally considered taxable income. Interest on certain US Government securities held by the Fund may be exempt from state and local income taxes if held directly by the shareholder. The Fund is generally permitted to "pass-through" this exemption to shareholders. We will send shareholders an annual notice of the percentage of US Government securities that are exempt from state and local income taxes.

Certification of Tax Identification Number

If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 31% of your Fund distributions. You should retain all statements received from the Fund to maintain accurate records of your investments.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for periods after March 31, 1997 was audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report. It is available upon request. Other independent accountants audited information for periods before April 1, 1997.

                                                                                                      Net
           Net asset                       Distributions      Net asset         Net assets Ratio of   investment
Year       value     Net        Total from from net   Total   value at          at end     expenses   income to
ended      beginning investment investment investment distri- end       Total   of period  to average average
Sep. 30    of period income     operations income     butions of period return (thousands) net assets net assets

1999        $1.00    $0.04     $0.04     $(0.04)     $(0.04)   $1.00     4.19%  $43,345     0.88%      4.11%
1998         1.00     0.05      0.05      (0.05)      (0.05)    1.00     4.76    46,512     0.87(3)    4.66(3)
1997(1)      1.00     0.02      0.02      (0.02)      (0.02)    1.00     2.33    50,793     0.90(2)    4.58(2)

Fiscal Years Ended March 31
1997         1.00     0.04      0.04      (0.04)      (0.04)    1.00     4.38    54,687     1.05       4.29
1996         1.00     0.05      0.05      (0.05)      (0.05)    1.00     4.62    57,197     1.23       4.52
1995         1.00     0.04      0.04      (0.04)      (0.04)    1.00     3.80    64,541     1.16       3.70

(1) For the six month period ended September 30, 1997.
(2) Annualized.
(3) The ratio of expenses and net investment income to average net assets would have been 0.88% and 4.65%, respectively, if we did not waive fees for the period.

Mosaic Government Money Market has a Statement of Additional Information (SAI) that includes additional information about the Fund. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The SAI and the Fund's annual and semi-annual reports are available, without charge by calling the Trust at the shareholder service phone number.

Information on how to purchase and sell shares in any Mosaic Fund is provided in a separate brochure entitled, "Guide to Doing Business." Mosaic's "Guide to Doing Business" is incorporated by reference into this prospectus.

Please call our shareholder service department if you have any questions about the Fund or if you would like a copy of any written Fund information. Additional information is also available at the Mosaic Funds Internet Investment Center at http://www.mosaicfunds.com.

Finally, you can review and copy information about the Fund at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, DC 20549-6009.

Telephone Numbers

Shareholder Service

  Toll-free nationwide: 888 670-3600

Mosaic Tiles (24 hour automated information)
  Toll-free nationwide: 800 336-3063

Transfer Agent
Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

SEC File Number 811-2910

Mosaic's Guide to Doing Business

The information disclosed in this Guide is part of and incorporated in the prospectuses of Mosaic Government Money Market, Mosaic Tax-Free Trust, Mosaic Equity Trust, Mosaic Income Trust and Mosaic Focus Fund.

September 27, 1999

An Introduction to Mosaic Services

This brochure is your guide to taking advantage of the many transaction choices available to Mosaic shareholders.

Mosaic's flagship fund, Mosaic Investors, was launched in 1978. Since that time, Mosaic Funds has grown to provide a wide range of investment options, including stock, bond, tax-free and money market funds.

If any of the information in this Guide prompts questions, please call us. Our toll-free nationwide number is 888-670-3600. Shareholder service representatives are available Monday through Friday, from 9:00 a.m. to 8:00 p.m., Eastern time.

Mosaic Tiles, our 24-hour automated information line, can be reached at 800-336-3063. Visit our Internet Investment Center for additional information, including daily share prices: http://www.mosaicfunds.com.



Table of Contents

Shareholder Account Transactions
    Confirmations and Statements
    Changes to an Account
How to Open An Account
    Minimum Initial Investment
    By Check
    By Wire
    By Exchange
How to Purchase Additional Shares
    By Check
    By Wire
    By Automatic Investment Plan
How to Redeem Shares
    By Telephone or By Mail
    By Wire
    By Exchange
    By Customer Check
    By Systematic Withdrawal Plan
Special Redemption Rules for IRAs
Distribution Options
Payments in Kind
How to Close an Account
Other Fees
    Returned Investment Check Fee
    Minimum Balance
    Broker Fees
    Other Fees
Retirement Plans
    Traditional IRAs
    Roth IRAs
    Conversion Roth IRAs
    Education IRAs
    Employer Plans

SHAREHOLDER ACCOUNT TRANSACTIONS

Confirmations and Statements

Daily Transaction Confirmation. All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation. Transaction confirmations are usually mailed on the same day a transaction is posted to your account. Therefore, you should receive the confirmation in the mail within a few days of your transaction.

Quarterly Statement. Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity through the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year.

We strongly recommend that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

Changes to an Account

To make any changes to an account, we recommend that you call us to discuss the changes to be made and ask about any documentation that you may need to provide. Though some changes may be made by phone, generally, in order to make any changes to an account, Mosaic may require a written request signed by all of the shareholders with their signatures guaranteed.

Telephone Transactions. Mosaic Funds has a number of telephone transaction options. You can exchange your investment among the funds in the family, request a redemption and obtain account balance information by telephone. Mosaic will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders. Certain transactions, including some account registration changes, must be authorized in writing.

Certificates. Certificates will not be issued to represent shares in any Mosaic fund.



HOW TO OPEN A NEW ACCOUNT

Minimum Initial Investment

* $1,000 for a regular account
* $500 for an IRA account*
* $100 for an Education IRA Plus account*

*Not available to Mosaic Tax-Free Trust accounts.

By Check

Open your new account by completing an application and sending it along with a check payable to Mosaic Funds as follows:

Regular Mail:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

 By Wire

Please call Mosaic before you wire money (no later than close of New York Stock Exchange) to ensure proper and timely credit to your account.

When you open a new account by wire, you must promptly send us a signed application. We cannot send any redemption proceeds from your account until we have your signed application in proper form.

Please wire money to:

Firstar Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: Firstar Mutual Fund Services Acct # 112-952-137
FFC: Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

 By Exchange

You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account. A new account application is required only when the account registration or tax identification number will be different from the application for the existing account. Exchanges may only be made into funds that are sold in the shareholder's state of residence.



  HOW TO PURCHASE ADDITIONAL SHARES

Purchase Price.

Share prices (net asset values or "NAV") are determined every day that the NY Stock Exchange is open. Purchases are priced at the next share price determined after the purchase request is received in proper form by Mosaic.

Purchases and Uncollected Funds.

Sometimes a shareholder investment check or electronic transfer is returned to Mosaic Funds unpaid. In other words, we sometimes get checks that bounce. Mosaic has a procedure to protect you and other shareholders from loss resulting from these items. We may delay paying the proceeds of any redemption for 12 days or more until we can be determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected" until Mosaic determines that they have actually been paid by the bank on which they were drawn.

Purchases made by federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 12 day hold. All purchases earn dividends from the day after the day of credit to a shareholder's account, even while not collected.

 Minimum Subsequent Investment

Subsequent investments may be made for $50 or more.

 By Check

Please make your check payable to Mosaic Funds. Mail it along with an investment slip or, if you don't have one, please write your fund and account number (and the name of the fund) on your check.

Regular Mail:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

 By Wire

You should call Mosaic before you wire money to ensure proper and timely credit.

Please wire money to:

Firstar Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: Firstar Mutual Fund Services Acct # 112-952-137
FFC: Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

 By Automatic Investment Plan

You can elect to have a monthly (or less frequent) automatic investment plan. Mosaic will automatically credit your Mosaic account and debit the bank account you designate with the amount of your automatic investment. The automatic investment is processed as an electronic funds transfer (EFT).

To establish an automatic investment plan, complete the appropriate section of the application or call us for information. The minimum monthly amount for an EFT is $100. You may change the amount or discontinue the automatic investment plan any time. Mosaic does not charge for this service.

  HOW TO REDEEM SHARES

Redemption Price.

Share prices (net asset values or "NAVs") are determined every day that the New York Stock Exchange is open. Redemptions are priced at the next share price determined after the redemption request is received in proper form by Mosaic.

Signature Guarantees.

To protect your investments, Mosaic requires signature guarantees for certain redemptions.

What is a signature guarantee? It is a certification by a financial institution that knows you and recognizes your signature that your signature on a document is genuine.

A signature guarantee helps Mosaic ensure the identity of the authorized shareholder(s). If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account.

A signature guarantee is required for any redemption when:

(1) the proceeds are to be greater than $50,000, (2) the proceeds are to be delivered to someone other than you, as shareholder of record, (3) the proceeds are to be delivered to an address other than your address of record, or (4) you made any change to your registration or account privileges within the last 15 days.

Redemptions and Uncollected Funds.

We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected," until Mosaic determines that the bank on which they were drawn has actually paid them. Purchases made with federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 12-day hold.

 By Telephone or By Mail

Upon request by telephone or in writing, we will send a redemption check up to $50,000 to you, the shareholder, at your address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed. See section "Signature Guarantees" above. Redemption requests in proper form received by mail and telephone are normally processed within one business day.

Stop Payment Fee. To stop payment on a check issued by Mosaic, call our Shareholder Service department immediately.

Normally, Mosaic Funds charges a fee of $20.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by Mosaic on behalf of a shareholder. Certain documents may be required before such a request can be processed.

 By Wire

With one business day's notice, we can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization. If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account. See pages 8-9 for signature guarantee requirements.

Mosaic accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions by wire can be arranged by calling the telephone numbers on the back page of your prospectus and this Guide to Doing Business. Requests for wire transfer must be made by 4:00 p.m. Eastern time the day before the wire will be sent.

Wire Fee. There will be a $12 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire if greater.

 By Exchange

You can redeem shares from one Mosaic account and concurrently invest the proceeds in another Mosaic account by telephone when your account registration and tax identification number are the same. There is no charge for this service.

 By Customer Check

If you requested check writing privileges and submitted a signature card, you can write checks in any amount payable to anyone. Check writing privileges are not available from Mosaic Equity Trust or Mosaic Focus Fund accounts.

A confirmation statement showing the amount and number of each check you write will be sent to you. Mosaic does not return canceled checks, but will provide copies of specifically requested checks.

Stop Payment Fee. To stop payment on a customer check that you wrote, call us immediately.

Mosaic will honor stop payment requests on unpaid checks that you wrote for a fee of $20.00.

Ordering Customer Checks. When you complete a signature card for check writing privileges an initial supply of preprinted checks will be sent free of charge. The cost of check reorders is $3.00 and will be charged to the shareholder's account.

 By Systematic Withdrawal Plan

You can elect to have a systematic withdrawal plan whereby Mosaic will automatically redeem shares in your Mosaic account and send the proceeds to a designated recipient. To establish a systematic withdrawal plan, complete the appropriate section of the application or call us for information. The minimum amount for a systematic withdrawal is $100. Shareholders may change the amount or discontinue the systematic withdrawal plan anytime.

Electronic Funds Transfer Systematic Withdrawal. A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution.

Check Systematic Withdrawal. Or it can be processed as a check that is mailed to anyone you designate.

Special Redemption Rules for IRAs. Because IRA owners must make a written withholding election for income tax purposes when they redeem shares from their IRA, you must request IRA redemptions in writing. Before you think you may need to redeem funds from your IRA at Mosaic, call us for a form that contains the required tax election provisions.



  DISTRIBUTION OPTIONS

Each Mosaic Fund may make periodic payments of dividends from income or capital gains. Your account application allows you to select the distribution option you would like for each type of distribution. If you do not make a selection on your application, all your distributions will be automatically reinvested in your account.

If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another Mosaic account, (2) paid to you by check or (3) deposited directly to your bank account.


  PAYMENTS IN KIND

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any Trust. However, each Trust elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of any Trust or $250,000.

Any property of any Trust distributed to shareholders will be valued at fair value. In disposing of any such property received from a Trust, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.



  HOW TO CLOSE AN ACCOUNT

To close an account, you should call us and request that your account be closed. You cannot close your account by writing a check.

When you close your account, shares will be redeemed at the next determined net asset value. You can close your account by telephone, wire transfer or by mail as explained above in the section "How To Redeem Shares."



  OTHER FEES

Returned Investment Check Fee

Your account will be charged (by redemption of shares) $25.00 for items deposited for investment that are returned unpaid for any reason.

Minimum Balance

Mosaic reserves the right to involuntarily redeem accounts with balances of less than $700. Prior to closing any such account, Mosaic will give you 30 days written notice, during which time you may increase the balance to avoid having the account closed.

Broker Fees.

If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee. This charge is kept by the broker and not transmitted to Mosaic Funds. However, you can engage in any transaction directly with Mosaic Funds to avoid such charges.

Other Fees

Mosaic reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.



  RETIREMENT PLANS

All Mosaic Funds except Mosaic Tax-Free Trust can be used for retirement plan investments, including IRAs.

Annual IRA Fee. Effective in 2000, there will be a $12.50 fee per IRA account with a $25.00 maximum per year. You can prepay this fee.

 Traditional IRAs

Traditional Individual Retirement Accounts ("Traditional IRAs") may be opened with a reduced minimum investment of $500. Even though they may be nondeductible or partially deductible, traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed.

Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to traditional IRAs. A separate application is required for IRA accounts.

 Roth IRAs

Roth IRA may be opened with a reduced minimum investment of $500. Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA requirements.

Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs. A separate application is required for IRA accounts.

 Conversion Roth IRAs

You may convert all or part of your Traditional IRA into a Roth IRA at Mosaic. Please call us for a Conversion Roth IRA form if you want to accomplish this conversion. You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you accomplish this conversion.

 Education IRAs

Mosaic Funds offers Education IRAs. Eligible investors may establish Education IRAs with a reduced minimum investment of $100 as long as the shareholder establishes and maintains an "Education IRA Plus" automatic investment plan of at least $100 monthly.

The "Education IRA Plus" is designed to invest $41.66 each month into an Education IRA, with the remaining $58.34 (or more) invested in another account established by the parent or guardian of the Education IRA beneficiary. As a result, each Education IRA Plus that is open for a full year will reach, but not exceed, the annual $500 Education IRA limit. If you establish an Education IRA Plus program in the middle of the year, you can make an additional investment during the year to the Education IRA to make up for any months you missed before your automatic monthly investments started.

Mosaic Funds will provide you with an Education IRA disclosure document with an Education IRA application. The disclosure document explains various tax rules that apply to Education IRAs. A separate application is required for Education IRA accounts.

Education IRA Fee. Mosaic does not charge an annual fee on Education IRA Plus accounts that have an active automatic investment plan of at least $100 monthly or on Education IRA accounts of $5,000 or greater. Effective in 2000, all other Education IRA accounts may be charged a fee of $5.00 for each Education account, with a $25.00 maximum per year. You can prepay this fee.

 Employer Plans

Mosaic also offers SEP IRAs, SIMPLEs, 401(k) and 403(b) retirement plans. Further information on the retirement plans available through Mosaic, including minimum investments, may be obtained by calling Mosaic's shareholder service department.



 Telephone Numbers

Shareholder Service Toll-free nationwide: 1 888 670-3600

Mosaic Tiles (24 hour automated information) Toll-free nationwide: 1 800
336-3063

 The Mosaic Family of Mutual Funds

Mosaic Equity Trust
* Mosaic Investors Fund
* Mosaic Balanced Fund
* Mosaic Mid-Cap Growth Fund
* Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust
* Mosaic Government Fund
* Mosaic Intermediate Income Fund

Mosaic Tax-Free Trust
* Mosaic Tax-Free Arizona Fund
* Mosaic Tax-Free Maryland Fund
* Mosaic Tax-Free Missouri Fund
* Mosaic Tax-Free Virginia Fund
* Mosaic Tax-Free National Fund
* Mosaic Tax-Free Money Market

Mosaic Government Money Market

This guide does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made.

Transfer Agent

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

MOSGTDB999/20K

Statement of Additional Information
Dated February 1, 2000
For use with Prospectus dated February 1, 2000


Mosaic Government Money Market

1655 Fort Myer Drive
Arlington, VA 22209-3108
(888) 670-3600
(703) 528-6500

This Statement of Additional Information is not a Prospectus. You should read this Statement of Additional Information with the Prospectus of Mosaic Government Money Market bearing the date indicated above (the "Prospectus"). You can obtain a copy of the Prospectus from Mosaic Funds at the address and telephone numbers shown above.

Audited Financial Statements for the Fund for the fiscal year ended September 30, 1999 appear in the Fund's Annual Report to shareholders for that period. The Report is incorporated herein by reference. You can get a copy of the Report at no charge by writing or calling Mosaic Funds at the address and telephone numbers shown above.

Table of Contents

FUND HISTORY........................................................... 2
DESCRIPTION OF THE FUND ("Investment Objectives" and "Implementation
 of Investment Policies")
Classification......................................................... 2
Investment Strategies and Risks........................................ 2
Fund Policies.......................................................... 4
Fundamental Policies................................................... 5
MANAGEMENT OF THE FUND ("Management")
	Board of Trustees................................................ 6
	Management Information........................................... 6
	Compensation..................................................... 7
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.................... 7
INVESTMENT ADVISORY AND OTHER SERVICES ("Fees and Expenses of the
 Fund" and "Management")............................................... 7
BROKERAGE ALLOCATION AND OTHER PRACTICES...............................10
CAPITAL STOCK AND OTHER SECURITIES.....................................11
PURCHASE, REDEMPTION AND PRICING OF SHARES ("Guide to Doing Business,"
 "Pricing of Fund Shares" and "Dividends and Distributions")...........12
TAXATION OF THE FUND ("Taxes").........................................14
CALCULATION OF PERFORMANCE DATA ("Risk/Return Summary")................15
FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION ("Financial
 Highlights")..........................................................16

Note: The items appearing in parentheses above are cross references to sections in the Prospectus that correspond to the sections of this Statement of Additional Information.

FUND HISTORY

Mosaic Government Money Market (the "Fund") is organized as a Massachusetts business trust under a Declaration of Trust dated February 14, 1979. The Fund was one of the first money market mutual funds to invest solely in US government securities.

The Fund was originally known as Government Investors Trust. The Fund changed its name in May 1997. The name change followed the 1996 change in the Fund's advisor from Bankers Finance Investment Management Corp. to Madison Mosaic, LLC.

DESCRIPTION OF THE FUND

Classification

Mosaic Government Money Market (the "Fund") is a diversified open-end management investment company, commonly known as a money market mutual fund. The Fund invests solely in short-term debt securities issued or guaranteed by agencies and instrumentalities of the US Government. In managing the Fund, we may use a variety of investment techniques with the objective of providing as high a yield as is available from US Government securities and the investment quality associated with these securities.

Investment Strategies and Risks

We seek to achieve the Fund's investment objective through investment in securities issued or guaranteed by the US Government, its agencies or instrumentalities. We also invest in participation interests in and repurchase agreements based on such securities. The investment objective of the Fund is described in the Prospectus. You should also read the Prospectus for information about the Fund's principal investment strategies and risks.

In addition to the principal investment strategies described in the Prospectus, the following describes additional investment strategies. Also discussed are the risks associated with such strategies that you should understand.

1. US Government Securities: Scope of Permissible Investments and Application of "Full Faith and Credit". As used in the Prospectus and in this Statement of Additional Information, the term "US Government securities" refers to a variety of securities. These include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, by various instrumentalities established or sponsored by the United States Government and to certain interests in these types of US Government securities.

Except for US Treasury securities, these obligations, even those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. When we invest in securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. We may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Treasury securities include Treasury bills, Treasury notes and Treasury bonds. Some of the Government agencies which issue or guarantee securities are the Department of Housing and Urban Development, the Department of Health and Human Services, the Government National Mortgage Association, the Farmers Home Administration, the Department of Transportation, the Department of Energy, the Department of the Interior, the Department of Commerce, the Department of Defense and the Small Business Administration. Other Government agencies and instrumentalities which issue or guarantee securities include the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association.

There are certain international development organizations that operate under sponsorship of the US Government and that issue or guarantee securities.
These include the Inter-American Development Bank, the Asian Development Bank and the International Bank for Reconstruction and Development. We do not presently intend to hold their securities in the Fund, but we may do so in the future.

For purposes of the Fund, when we refer to "US Government securities" we mean securities issued or guaranteed by any of the entities described in this section or by any other agency or instrumentality established or sponsored by the United States Government. We also mean participation interests (with unaffiliated persons) in and instruments evidencing deposit or safekeeping for any of these securities. Participation interests are pro-rata interests in US Government securities held by others. Instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

2. Investment in "Floating Rate" Government Agency Securities. These Government agency securities provide for an interest rate which is adjusted (i.e., the interest rate "floats") at regular intervals according to a published interest rate. Interest rates (and income to the Fund) on these securities will normally float downward when interest rates are falling and float upward when their reference rates of interest rise.

Generally, such investments float in relation to the "prime" interest rate of New York or other money center banks. The rate may be adjusted upward or downward periodically. Some such securities float in relationship to other published interest rates or at more or less frequent intervals. These floating rate securities may have stated maturities of up to 30 years, although 10-year stated maturities are more typical.

3. Reverse Repurchase Agreement Transactions. If the Fund needs cash to meet redemption requests and we determine that it would not be advantageous to sell portfolio securities to meet those requests, then we may sell Fund securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a "reverse repurchase agreement." It would have the practical effect of constituting a loan to the Fund, the proceeds of which would be used to meet cash requirements from redemption requests.

While a reverse repurchase agreement is outstanding, the Fund will recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the Fund outright. If the Fund engages in reverse repurchase agreement transactions, we will take steps for the Fund's protection. Specifically, (1) we will maintain, in a segregated account, designated Government securities that are liquid or mature prior to the scheduled repurchase; and (2) we will maintain sufficient cash in the Fund to provide adequate funds to complete the repurchase.

4. Investment in Matched Purchase/Sale Transactions. We may invest by means of matched purchase/sale transactions containing two elements: (1) the purchase of US Government securities and (2) a simultaneous sale of those securities by means of a future delivery contract at a fixed price for later delivery to a different institution (securities dealer, bank, etc.). During the interval between the actual dates they are bought and sold, the securities will be held by the Fund's Custodian. As a result, the transactions are self-liquidating and produce a known yield, similar to a repurchase agreement.
This yield is comprised of the interest earned on the securities while they are held plus the price differential between the purchase and sale. The sale price may be more or less than the price at which the securities could otherwise be sold on the day delivery is due. These arbitrage transactions may be attractive if market conditions create opportunities for higher yields than on repurchase agreements.

We will not hold a future delivery contract for the sale of securities that the Fund does not own. Established markets are available for future delivery contracts, including financial futures exchanges and the over-the-counter market.

5. Investments Purchased for Forward Delivery. Institutional investors such as the Fund often enter into commitments to take delivery of securities at a future time under specified terms of purchase. Such transactions sometimes appear advantageous because they may provide an opportunity to acquire an investment otherwise unavailable, or with more attractive terms than are currently available or anticipated for the future.

Such transactions, however, can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. There is also a risk that the Fund's available cash may be less than projected, possibly necessitating a disadvantageous resale of the securities purchased or of other portfolio securities at a loss to the Fund. Securities purchased for forward delivery do not accrue interest until they are delivered.

We intend to enter into forward delivery transactions when we believe it is in the Fund's interest. However, in order to reduce the Fund's exposure to price instability through changes in interest rates before the transactions are completed, our policy is that we will only take on these commitments in connection with securities having maturities of one year or less.

6. Investments in Specialized Kinds of Government Agency Securities. These agency securities often provide higher yields than are available from more common types of Government-backed investments. However, such specialized investments may only be available from a few sources, in limited amounts, or only in very large denominations. They may also require specialized capability in portfolio servicing and in legal matters related to Government guarantees. While frequently offering attractive yields, the limited-activity markets of many of these securities means that if the Fund were forced to sell any of them, it might not be able to do so advantageously. Accordingly, we intend to normally hold such securities to maturity or pursuant to repurchase agreements.

7. Maturities. As used in this document and in the prospectus, the term "effective maturity" may have a variety of meanings. (1) It may mean the actual stated maturity of the investment. (2) It may also mean the time between its scheduled interest rate adjustment dates (for variable rate securities). (3) Finally, it may mean the time between its purchase settlement and scheduled future resale settlement pursuant to a resale or optional resale under fixed terms arranged in connection with the purchase, whichever period is shorter.

A "stated maturity" means the time scheduled for final repayment of the entire principal amount of the investment under its terms. "Short-term" means a maturity of one year or less, while "long-term" means a longer maturity.

Fund Policies

1.  Derivatives

Except for repurchase agreements and reverse repurchase agreements described in the prospectus and this document, we will not invest in so-called "derivative" securities. (Such prohibited "derivative" securities include, but are not limited to, futures contracts, options on futures, swaptions, caps, floors and other synthetic securities.) The Trustees must provide advance approval for any deviation from this policy.

2.  Repurchase Agreements

We require delivery of repurchase agreement collateral to the Fund's Custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, we require that such collateral be registered in the Custodian's name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, we could encounter restrictions on the exercise of the Fund's rights under the repurchase agreement. We will limit the financial institutions with which we engage in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Trustees.

3.  Reverse Repurchase Agreements

We will not engage in reverse repurchase agreements except for purposes of meeting redemption requests. We will not enter into any reverse repurchase agreement if, as a result, reverse repurchase agreements in the aggregate would exceed 10% of the Fund's total assets. The risk of engaging in reverse repurchase agreements is that the value of the securities we agreed to repurchase may fall below the amount we agreed to pay.

4.  Assets as Collateral

We will not pledge, mortgage or hypothecate in excess of 10% of the Fund's net assets at market value.

5.  Illiquid Securities

We will not invest more than 10% of the Fund's net assets at the time of purchase in illiquid assets and securities for which there is no readily available market. (Fully insured certificates of deposit would be considered illiquid unless the Trustees determine they are readily marketable.) We will not invest more than 10% of the Fund's net assets in repurchase agreements that cannot be terminated within seven days.

The Fund will not invest more than 10% of its net assets in matched purchase/sale transactions that cannot be terminated within seven days. Matched purchase/sales generally involve the purchase of liquid securities coupled with a sale for future delivery. Future delivery contracts traded on an organized exchange (such as the Chicago Board of Trade or the International Monetary Market) are considered liquid, while such contracts executed in the over-the-counter market may be illiquid, if a readily available futures market has not developed. Liquidity of a matched purchase/sale transaction requires liquidity of both of its parts: the securities purchased and the future delivery sale contract. The sale contract may be considered liquid if there is a readily available market for it or if it has a contractual provision permitting delivery at any time within seven days.

6. Maintaining $1.00 Net Asset Value.

If for any reason, including a change in market interest rates, the market value of Fund securities differs by more than 1/2 of 1 percent from the $1.00 per share price, the Trustees are required to meet and consider steps to restore the market price to $1.00 per share. Such steps could include adjusting dividends, selling portfolio securities before maturity to realize capital gains or losses, shortening the portfolio's maturity, or redeeming shares in kind. Such steps could dilute shareholders' interests.

In determining market values for this purpose, the Trustees may rely upon an independent pricing service or other valuation technique. In this manner, securities may be priced with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities. Such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions.

Should the SEC change its rules governing the "amortized cost" valuation method, we reserve the right, following majority Trustee approval, to use the "penny rounding" method of valuation pursuant to the terms of the Fund's exemptive order issued by the SEC.

Fundamental Policies

The Fund has a number of limitations on its investment activities designated as "Fundamental Policies." These limitations are described below. By designating these policies as fundamental, we cannot change them without a majority vote of the Fund's shareholders.

1. Illiquid Investments.

We will not invest in securities for which there is no readily available market if at the time of acquisition more than 10% of the Fund's net assets would be invested in such securities.

2. Borrowing and Lending.

We will not obtain bank loans for the Fund except for extraordinary or emergency purposes.

We may enter into reverse repurchase agreements for the Fund in amounts up to 25% of the Fund's total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. We will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding one-third of total assets for any purpose, including the meeting of cash withdrawal requests or for extraordinary purposes.

We will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of the Fund's net assets taken at cost, and only for extraordinary or emergency purposes.

We will not loan more than two thirds of the Fund's portfolio securities (calculated as a percentage of gross assets). For any portfolio securities loaned, we will require the Fund to be provided collateral satisfactory to the Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.

3. Other Prohibited Activities.

* The Fund may not act as an underwriter.

* We will not make short sales (or maintain a short position), or write put or call options for the Fund.

* We will not purchase securities on margin (except for customary credit used in transaction clearance) for the Fund.

* We will not invest in commodities. This prohibition does not prevent the Fund from using financial futures contracts to make purchases or sales of US Government securities, provided the transactions would otherwise be permitted under the Fund's investment policies.

* We will not invest in real estate for the Fund.

* We will not acquire shares of other investment companies for the Fund. This restriction does not apply to any investment in other money market mutual funds that invest solely in US Government securities under limited circumstances. (1) Such investment cannot exceed 10% of net assets. (2) The Trustees must make a determination that the other money market fund meets all applicable requirements of Rule 2a-7 under the Investment Company Act of 1940 (i.e. the rules governing the quality and diversification standards by which money market mutual funds must operate).

* We will not knowingly take any investment action which has the effect of eliminating the Fund's tax qualification as a regulated investment company under applicable provisions of the Internal Revenue Code.

MANAGEMENT OF THE FUND

Board of Trustees.

Under the terms of the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees are ultimately responsible for the conduct of the Fund's affairs. As such, they meet at least quarterly to review our operation and management of the Fund. In addition to the information we provide the Trustees, they also meet with the Fund's independent accountants at least annually to discuss any accounting or internal control issues that the accountants may raise.

The Trustees serve indefinite terms of unlimited duration and they appoint their own successors, provided that always at least two-thirds of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the Fund's outstanding shares.

Management Information.

Trustees and executive officers of the Trust and their principal occupations during the past five years are shown below:

Name, Address and Age      Positions Held with Fund    Principal Occupation During
                                                              Past 5 Years

Frank E.  Burgess+         Trustee and Vice President  President and Director of
6411 Mineral Point Road                                Madison Investment Advisors,
Madison, WI 53705                                      Inc.; Trustee and Vice
Born 08/04/1942                                        President of each Mosaic fund
                                                       and Vice President of Madison
                                                       Mosaic.

Thomas S.  Kleppe*         Trustee                     Trustee of each Mosaic fund;
7100 Derby Road                                        Chairman of the Board of
Bethesda, MD 20817                                     Presidential Savings Bank, FSB;
Born 07/01/1919                                        Retired US Congressman and
                                                       Presidential Cabinet Secretary.

James R.  Imhoff, Jr.*     Trustee                     Trustee of each Mosaic fund;
429 Gammon Place                                       Chairman and CEO of First Weber
Madison, WI 53719                                      Group, Inc. (residential real
Trustee                                                estate brokers) of Madison, WI.
Born 05/20/1944

Lorence D.  Wheeler*       Trustee                     Trustee of each Mosaic fund;
4905 W. 60th Avenue                                    Pension Specialist for CUNA
Arvada, CO 80003                                       Mutual Group (insurance); formerly
Born 01/31/1938                                        President of Credit Union Benefits
                                                       Services, Inc. (a provider of
                                                       retirement plans and related
                                                       services for credit union
                                                       employees nationwide).

Katherine L.  Frank+       President                   President of each Mosaic Fund;
6411 Mineral Point Road                                Vice President and Principal of Madison
Madison, WI 53705                                      Investment Advisors, Inc.;
Born 11/27/1960                                        President of Madison Mosaic.

Julia M.  Nelson+,**       Vice President              Vice President and Chief
1655 Fort Myer Drive                                   Operating Officer of each Mosaic
Arlington, VA 22209                                    fund; Principal of Mosaic Funds
Born 05/17/1958                                        Distributor, LLC; Vice
                                                       President of Madison Mosaic.

Jay R.  Sekelsky+,**       Vice President              Vice President of each Mosaic fund;
6411 Mineral Point Road                                Vice President and Principal of
Madison, WI 53705                                      Madison Investment Advisors, Inc;
Born 9/14/1959                                         Vice President of Madison Mosaic.

Christopher C. Berberet+,**Vice President              Vice President of each Mosaic fund;
6411 Mineral Point Road                                Vice President and Principal of
Madison, WI 53705                                      Madison Investment Advisors, Inc;
Born 07/31/1959                                        Vice President of Madison Mosaic.

W.  Richard Mason+,**      Secretary                   Secretary and General Counsel of
1655 Ft. Myer Drive                                    each Mosaic fund; Principal of
Arlington, VA 22209                                    Mosaic Funds Distributor, LLC;
Born 05/13/1960                                        General Counsel of Madison Mosaic

+An "interested person" of the Fund as the term is defined in the Investment Company Act of 1940. Only those persons named in the above table of Trustees and officers who are not interested persons of the Fund are eligible to be compensated by the Fund.

*Member of the Audit Committee of the Fund. The Audit Committee is responsible for reviewing the results of each audit of the Fund by its independent accountants and for recommending the selection of independent accountants for the coming year.

**Member of the Pricing Committee of the Fund. The Pricing Committee is responsible for reviewing the accuracy of the Fund's daily net asset value determinations. It reports to the Trustees at least quarterly and makes any recommendations for pricing of Fund securities in the event pricing cannot be determined in accordance with established written pricing procedures adopted by the Trustees.

Compensation.

The compensation of each non-interested (or "Independent") Trustee who may be compensated by the Fund currently is fixed at $6,000 per year, to be pro-rated according to the number of regularly scheduled Board meetings each year. Four Board meetings are currently scheduled to take place each year. In addition to such compensation, those Trustees who may be compensated by the Fund will be reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Fund, such as travel to any Board meetings.

During the last fiscal year of the Fund, the Trustees were compensated as follows:

                      Aggregate        Total Compensation from
                      Compensation     Fund and Fund Complex*
                      from Fund        Paid to Trustees

Frank E. Burgess             0                    0
Thomas S. Kleppe        $6,000              $15,000
James R. Imhoff, Jr.    $6,000              $15,000
Lorence D. Wheeler      $6,000              $15,000

*The Mosaic Funds complex is comprised of 5 trusts with a total of 14 funds and/or series.

Under the Declaration of Trust, the Trustees can be indemnified by the Fund for certain matters. For example, they can be indemnified against all liabilities and expenses reasonably incurred by them by virtue of their service as Trustees of the Fund. However, they will not be indemnified for liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Codes of Ethics

We and the Fund adopted codes of ethics under Rule 17j-1 of the Investment Company Act that govern the ability of our personnel to trade in securities that may be purchased or held by any Mosaic Fund or any of our non-mutual fund clients. Our codes of ethics generally exempt our personnel from any restrictions on trading or holding the types of securities purchased or held by the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

No Fund shareholder owns or is known by the Fund to own beneficially 5% or more of the Fund's outstanding shares as of December 31, 1999.

As of December 31, 1999, the Trustees and officers of the Fund directly or indirectly owned as a group less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

1.  Investment Advisors.

We are Madison Mosaic, LLC (known as Bankers Finance Advisors, LLC prior to April 1998), 1655 Fort Myer Drive, Arlington, Virginia 22209-3108, the investment advisor to the Fund.

We are a wholly owned subsidiary of Madison Investment Advisors, Inc. ("Madison"), 6411 Mineral Point Road, Madison, Wisconsin. Madison is a registered investment advisor and has numerous advisory clients. Madison was founded in 1973 and has no business affiliates other than those described in the Prospectus and this Statement of Additional Information. Madison operates Madison Scottsdale in Scottsdale, Arizona. We share our investment management personnel with Madison.

Frank E. Burgess is President, Treasurer and Director of Madison. Mr. Burgess owns a majority of the controlling interest of Madison, which, in turn, owns and controls Madison Mosaic (see "Management Information" above).

Madison created us in 1996 for the purpose of providing investment management services to the Mosaic family of mutual funds, including the Fund. We purchased the investment management assets of the former advisor to the Fund, Bankers Finance Investment Management Corp., on July 31, 1996. As a result, any references in this Statement of Additional Information and in the Prospectus to advisory or management activities during periods prior to July 31, 1996 refer to Bankers Finance Investment Management Corp. We also serve as the investment advisor to Mosaic Equity Trust, Mosaic Income Trust, Mosaic Focus Fund Trust and Mosaic Tax-Free Trust.

During the fiscal years ending March 31, 1996, the 6 month period ended September 30, 1997, and the fiscal years ended September 30, 1998 and 1999, the Fund paid the following investment advisory fees, respectively:
$273,026, $129,459, $238,680 and $229,161.

2.  Principal Underwriter.

Mosaic Funds Distributor, LLC, 1655 Ft. Myer Drive, Suite 1000, Arlington, Virginia 22209, acts as the Fund's broker-dealer Distributor pursuant to a Distribution Agreement dated July 30, 1998 between it and all Mosaic Funds. The Distributor does not engage in underwriting activities and receives no compensation for its services (see the "Distribution Agreement" section below). The Distributor is a wholly owned subsidiary of Madison.

3. Services Provided by Each Investment Advisor and Fund Expenses Paid by Third Parties.

Together, we (Madison Mosaic) and Madison are responsible for the investment management of the Fund. We are authorized to execute the Fund's portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Fund's operations, and otherwise to administer the affairs of the Fund as we deem advisable.

We provide or arrange for all the Fund's required services through three main contracts: An investment advisory agreement; a services agreement and a distribution agreement. These contracts are described below. No Fund expenses are paid by third parties.

Investment Advisory Contract.

The Investment Advisory Agreement between us and the Fund is subject to annual review and approval by the Trustees, including a majority of those Trustees who are not "interested persons," as defined in the Investment Company Act of 1940. The agreement was approved by Fund shareholders for an initial two year term at a special meeting of shareholders held in July 1996 and most recently renewed for another year last July.

The Investment Advisory Agreement may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by us, upon sixty days' written notice to the other party. We cannot assign the agreement and it will automatically terminate upon any assignment.

Advisory Fee and Expense Limitations. For our services under the Investment Advisory Agreement, we receive a fee, payable monthly, calculated as 1/2 percent per annum of the average daily net assets of the Fund during the month. Such percentage does not decrease as net assets increase. We can waive or reduce this fee during any period. We can also reduce our fee on a permanent basis, without any requirement for consent by the Fund or its shareholders, under such terms as we may determine, by written notice to the Fund.

In the agreement, we agreed to an overall limit on Fund expenses (excluding securities transaction commissions and expenses, taxes, interest and extraordinary and non-recurring expenses). Fund expenses shall not exceed during any fiscal year 1-1/2% of the Fund's daily average net assets up to $40 million and 1% of the amount, if any, by which such assets exceed $40 million.

In addition, we agreed to be responsible for the fees and expenses of the Trustees and officers of the Fund who are affiliated with us. We are also responsible for the Fund's various promotional expenses (including distributing Prospectuses to potential shareholders).

Payments to Third Parties. The Investment Advisory Agreement permits sharing of our fee with other persons. Under regulations of the Securities and Exchange Commission, such arrangements are permissible in connection with distributing investment company shares, if the payments of the shared fee amounts are made out of our own resources.

Services Contract.

The Fund does not have any officers or employees who are paid directly by the Fund. The Fund entered into a Services Agreement with us for operational and other services required by the Fund. Such services may include:

* The functions of shareholder servicing agent and transfer agent.
* Bookkeeping and portfolio accounting.
* Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
* Providing appropriate supplies, equipment and ancillary services necessary to conduct of its affairs.
* Calculating net asset value.
* Arranging for and paying the Custodian.
* Arranging for and paying the Fund's independent accountants.
* Arranging for and paying the Fund's legal counsel.
* Registering the Fund and its shares with the Securities and Exchange Commission and notifying any applicable state securities commissions of its sale in their jurisdiction.
* Printing and distributing prospectuses and periodic financial reports to current shareholders.
* Trade association membership.
* Preparing shareholder reports, proxy materials and holding shareholder meetings.

We provide all these services to the Fund for a fee calculated as a percentage of average daily net assets. This fee is reviewed and approved at least annually by the Trustees and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable. The current fee is stated in the Fund's Prospectus.

Our payment under the Services Agreement is in addition to and independent of payments made pursuant to the Investment Advisory Agreement. We also provide such services to Mosaic Equity Trust, Mosaic Income Trust, Mosaic Focus Fund Trust and Mosaic Tax-Free Trust.

Under this Services Agreement, we appointed Firstar Mutual Fund Services (see "Other Service Providers", below) as the transfer agent and dividend paying agent. It will also perform all shareholder servicing agent functions.

The Trust remains responsible for any extraordinary or non-recurring expenses it incurs.

Distribution Agreement.

Mosaic Funds Distributor, LLC, is the Distributor of Mosaic Funds. It receives no compensation for its services under the Distribution Agreement. The agreement has an initial term of two years beginning July 30, 1998 and may continue in effect after that term only if approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940.

The Distribution Agreement provides for distribution of the Fund's shares without a sales charge to the investor. The Distributor may act as the Fund's agent for any sales of its shares, but the Fund may also sell its shares directly to any person. The Distributor makes the Fund's shares continuously available to the general public in those States where it has given notice that it will do so. However, the Distributor has no obligation to purchase any of the Fund's shares.

The Distributor is wholly owned by Madison Investment Advisors, Inc. and we share our personnel.

4.  Other Service Providers.

We arrange for Fund securities to be held in custody by the Fund's Custodian, for the Fund to be audited annually by independent accountants and for the Fund and the Independent Trustees to be represented by outside counsel. The Fund does not pay any separate fees for the services of these third parties because the cost of these services is included in the advisory and service fees we receive to manage the Fund.

Transfer Agent and Dividend-Paying Agent.

Under our Services Agreement with the Trust, we appointed Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (the "Transfer Agent"), as the transfer agent and dividend-paying agent. The Transfer Agent will also perform all shareholder servicing agent functions. We are responsible for compensating the Transfer Agent for providing these services on behalf of the Trust.

Custodian.

Firstar Bank, N.A., 425 Walnut Steet, Cincinnati, OH 45202, is Custodian for the cash and securities of the Fund. The Custodian maintains custody of the Fund's cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Fund's shares.

From time to time, the Fund may appoint as Special Custodians certain banks, trust companies, and firms that are members of the New York Stock Exchange and trade for their own account in the types of securities purchased by the Fund. Such Special Custodians will be used by the Fund only for the purpose of providing custody and safekeeping services in limited circumstances. First, custody would be of relatively short duration. Second, custody would be for designated types of securities that, in our opinion or in the opinion of the Trustees, would most suitably be held by such Special Custodians rather than by the Custodian.

In the event any such Special Custodian is used, it shall serve the Fund only in accordance with a written agreement with the Fund. The agreement must meet the requirements of the Securities and Exchange Commission for mutual fund custodians and be approved and reviewed at least annually by the Trustees. If the Special Custodian is a securities dealer, it must deliver to the Custodian its receipt for the safekeeping of each lot of securities involved prior to payment by the Fund for such securities.

The Fund may also maintain deposit accounts for the handling of cash balances of relatively short duration with various banks, as we or the Trustees deem appropriate, to the extent permitted by the Investment Company Act of 1940.

Independent Public Accountant.

Deloitte & Touche LLP, 180 N. Stetson Avenue, Chicago, IL 60601, serves as independent public accountants to the Fund. The independent accountant audits the Fund's annual reports and annually reviews the internal controls of the Fund both as a mutual fund and as a transfer agent.

BROKERAGE ALLOCATION AND OTHER PRACTICES

We make all decisions regarding the purchase and sale of securities and executing of these transactions. This includes selecting market, broker or dealer and negotiating of commissions. Our decisions are subject to review by the Trustees.

During its three most recent fiscal years, the Fund did not pay any brokerage commissions.

In general, we seek to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling Fund securities. In determining the best price and execution, we may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with us and any statistical, research or other services the dealer provides us. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as we determine in good faith.

Brokers or dealers who execute portfolio transactions for the Fund may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers.

We expect that most portfolio transactions will be made directly with a dealer acting as a principal thus, not involving the payment of commissions.
However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

Affiliated Transactions. We can purchase portfolio securities through an affiliated broker if we decide it is in the Fund's interests. If we trade through an affiliated broker, we will observe four requirements. (1) The transaction must be in the ordinary course of the broker's business. (2) The transaction cannot involve a purchase from another broker or dealer. (3) Compensation to the broker in connection with the transaction cannot be in excess of one percent of the cost of the securities purchased. (4) The terms to the Fund for purchasing the securities, including the cost of any commissions, must be as favorable to the Fund as the terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to us under the Investment Advisory Agreement.

We do not anticipate that any such purchases through affiliates will ever represent a significant portion of the Fund's trading activity. In fact, no such transactions took place during the Fund's six most recent fiscal years.

Portfolio Turnover. Normally, we intend to hold Fund investments to maturity. However, the short maturities of these investments are expected to result in a relatively high rate of portfolio turnover. The actual turnover rate will not be a limiting factor in our purchase and sale decisions.

CAPITAL STOCK AND OTHER SECURITIES

Summary.

The Declaration of Trust, dated February 14, 1979, was filed with the Secretary of State of the Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. Under the terms of the Declaration of Trust, the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Fund's obligations. The Declaration of Trust, however, provides indemnification out of Fund property of any shareholder held personally liable for obligations of the Fund.

Shares and Classes of Shares.

The Fund's shares are the only series of the Trust's shares that are currently authorized. Each share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each affected series or class.

The Trustees may authorize at any time creating additional series of shares. The proceeds of the new series would be invested in separate, independently managed portfolios. The Trustees can also authorize additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). These classes can have such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine.

All money received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to its own related liabilities.

Share Splits and Liquidation Rights.

The Trustees may divide or combine the shares into a greater or lesser number of shares as long as the action will not change your proportionate interest in the Fund. Upon any liquidation of the Fund, you would be entitled to share pro-rata in the liquidation proceeds available for distribution.

Shareholder Meetings.

Because there is no requirement for annual elections of Trustees, the Fund does not anticipate having regular annual shareholder meetings. Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote. The selection of the Fund's independent accountants will be submitted to a ratification vote by the shareholders at any meetings held by the Fund.

Any change in the terms of the Declaration of Trust (except for immaterial changes like a name change), in the Investment Advisory Agreement (except for reductions of the Advisor's fee) or in the fundamental investment limitations of the Fund must be approved by a majority of the shareholders before it can become effective.

Shareholder inquiries can be made to the offices of the Fund at the address on the cover of this document.

Voting Rights.

The voting rights of shareholders are not cumulative. As a result, holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

A "majority" is constituted by either 50 percent of all shares of the Fund or 67 percent of the shares voted at an annual meeting or special meeting of shareholders at which at least 50 percent of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Fund's shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose. A Trustee may also be removed from office provided two-thirds of the holders of record of the Fund's shares file declarations in writing with the Fund's Custodian.

Shareholder Liability.

Under Massachusetts law, the shareholders of an entity such as the Fund may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment against a shareholder under such a claim. The risk of a shareholder incurring financial loss on account of status as a shareholder is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Liability of Trustees and Others.

The Declaration of Trust provides that the officers and Trustees of the Fund will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law. However, they are not protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Fund. Similar protection is provided to the Advisor under the terms of the Investment Advisory Agreement and the Services Agreement. In addition, protection from personal liability for the obligations of the Fund itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Mosaic's "Guide to Doing Business"describes the basic procedures for investing in the Fund. The following information concerning other investment procedures is presented to supplement the information contained in the Guide.

Offering Price.

Net asset value per share of the Fund (NAV) is determined by adding the value of all its securities and other assets, subtracting its liabilities and dividing the result by the total number of outstanding shares. The Fund's shares are offered (and redeemed) at NAV.
The Fund's securities are valued at their amortized cost, pursuant to regulations of the Securities and Exchange Commission (SEC) intended to permit the price of the Fund's shares to be stabilized at $1.00. These regulations require us to limit Fund investments to securities that should present minimal credit risks and to limit Fund maturities to those appropriate to its objective of maintaining a stable share price.

Shareholder Service Policies.

Our policies concerning shareholder services are subject to change from time to time. In the event of a material change, you will receive an updated "Guide to Doing Business."

Minimum Initial Investment and Minimum Balance.

We reserve the right to change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing. We may change the Fund's minimum amount for subsequent investments by 30 days written notice. The notice may be provided in Mosaic's quarterly shareholder newsletter.

We may waive minimums and certain fees for accounts of our employees, officers or Trustees.

Special Service Charges.

We may, after 30 days written notice to you or shareholders in general, impose special service charges for services that are not regularly afforded to shareholders. These special charges may include, but are not limited to, fees for excessive exchange activity or unusual historical account research and copying requests. Mosaic's standard service charges are also subject to adjustment from time to time.

Share Certificates.

The Fund will not issue share certificates.

Subaccounting Services.

The Fund can provide subaccounting services to institutions. The Trustees reserve the right to determine from time to time such guidelines as they deem appropriate to govern the level of subaccounting service that can be provided to individual institutions in differing circumstances. Normally, the Fund's minimum initial investment to open an account will not apply to subaccounts. However, we reserve the right to impose the same minimum initial investment requirement that would apply to regular accounts if it seems that the cost of carrying a particular subaccount or group of subaccounts is likely to be excessive.

The Fund may provide and charge for subaccounting services that we determine exceed those services that can be provided without charge. The availability and cost of such additional services will be determined in each case by negotiation between Mosaic and the parties requesting the additional services. We are not presently aware of any such services for which a charge will be imposed.

Crediting of Investments.

We reserve the right to reject any investment in the Fund for any reason and may at any time suspend all new investment in the Fund. We may also, in our discretion, decline to recognize an investment by funds wired for credit until such funds are actually received by the Fund. This is because we may be responsible for any losses resulting from changes in the Fund's net asset value that happen because we failed to receive funds from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased by wire and the wire is not received or if shares are purchased by a check that, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately. The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by us, the Fund or the Distributor.

Foreign Checks.

Checks drawn on foreign banks will not be considered received until we have actual receipt of payment in immediately available US dollars after submitting the check for collection. Collection of such checks through the international banking system may require 30 days or more. If you make an investment with a foreign check, you must pay the cost of collection by redemption of shares equal to such cost.

Purchase Orders from Brokers.

An order to purchase shares that we receive from a securities broker will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order. However, the broker must assure us that it received the order from its customer prior to that time.

Shareholders who invest in the Fund through a broker may be charged a commission for handling the transaction. A shareholder may deal directly with us anytime to avoid the fee.

Redemptions and Checkwriting.

Redemptions will take place at the NAV for the day we receive the redemption order in proper form. A redemption request may not be in proper form unless we have a signed account application from you or your application is submitted with the withdrawal request.

If you draw a check against your account, it will not be considered in proper form unless there are sufficient collected funds available in the account on the day the check is presented for payment. Generally, it takes up to 10 days before checks deposited in your account are collected. Therefore, if you plan to write a check against your account shortly after making an investment, we recommend you call us to make sure that your funds will be available.

Unusual Circumstances Resulting in Suspension of Payments.

We will use our best efforts in normal circumstances to handle redemptions timely. However, we may for any reason we deem sufficient suspend the right of redemption or postpone payment for any shares in the Fund for any period up to seven days.

Our sole responsibility with regard to redemptions shall be to timely process redemption requests in proper form. Neither the Fund, its affiliates, nor the Custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders.

Payment for shares in the Fund may be suspended or delayed for more than seven days only in limited circumstances. These occur (1) during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (2) when trading on such Exchange is restricted, as determined by the Securities and Exchange Commission; or (3) during any period when the Securities and Exchange Commission has by order permitted such suspension.

Final Payments on Closed Accounts.

The redemption payment you receive when you close your account will normally have all accrued dividends included. However, when an account is closed, we may make payment by check of any final dividends declared but not yet paid to the date of the redemption that closed the account. The payment may be made on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Inter-Fund Exchange.

Funds exchanged between shareholder accounts will earn their final day's dividend on day of exchange.

We reserve the right, when we deem such action necessary to protect the interests of Fund shareholders, to refuse to honor withdrawal requests made by anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity. Each such individual must provide a corporate resolution or other appropriate evidence of his or her authority or satisfactory identity. We reserve the right to refuse any third party redemption requests.

Payments in Kind.

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Fund. However, the Fund elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Fund or $250,000.

Any property of the Fund distributed to shareholders will be valued at fair value. In disposing of any such property received from the Fund, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

Address Changes and Lost Shareholder Accounts.

It is your obligation to inform us of address changes.

We will exercise reasonable care to ascertain your correct address if you become "lost" in our records. We will conduct two database searches for you and use at least one information database service. The search will be conducted at no cost to you. We will not, however, perform such searches if your account is less than $25, if you are not a natural person or we receive documentation that you are deceased. If we cannot locate you after such procedures, your account may be escheated to the State of your last residence in our records.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividend Payments.

Dividends are paid in the form of additional shares of the Fund credited to your account at the end of each calendar month (or normally when the account is closed, if sooner), unless you make a written election to receive dividends in cash.

You will receive notice of payment of dividends quarterly. For tax purposes, you will also receive an annual summary of dividends paid by the Fund and the extent to which they constitute capital gains dividends. If you purchase shares as of a particular net asset value determination (the close of the New York Stock Exchange) on a given day, you will not be considered a shareholder of record for the dividend declaration made that day. If you withdraw as of such determination you will be considered a shareholder of record with respect to the shares withdrawn. A "business day" will be any day the New York Stock Exchange is open for trading.

TAXATION OF THE FUND

Federal Income Tax Requirements.

To qualify as a "regulated investment company" and avoid Fund-level federal income tax under the Internal Revenue Code (the "Code"), the Fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned. The Code also requires the Fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. The Fund intends to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, the Fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.

Should the Fund fail to qualify as a "regulated investment company" under the Code, it would be taxed as a corporation with no allowable deduction for distributing dividends.

Tax Consequences to Shareholders.

As a shareholder, you will be subject to federal income tax on any ordinary net income and net capital gains realized by the Fund and distributed to you as regular or capital gains dividends. It does not matter whether the dividend is distributed in cash or in the form of additional shares. Generally, dividends declared by the Fund during October, November or December of any calendar year and paid to you before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared.

Dividends Received Deduction.

No portion of the dividends paid by the Fund to its shareholders is expected to be subject to the dividends received deduction for corporations (70% of dividends received).

31% Withholding.

You may be subject to a 31% withholding requirement on transactions with the Fund in certain circumstances. (1) If you fail to comply with the interest and dividends "back-up" withholding provisions of the Code (by accurately filing Form W-9 or its equivalent, when required); or (2) if the Internal Revenue Service determined that you failed to properly report dividend or interest income.

Personal Holding Company.

We reserve the right to involuntarily redeem Fund shares if ownership of the Fund's shares has or may become concentrated as to make the Fund a personal holding company under the Code.

CALCULATION OF PERFORMANCE DATA

Explanation of Yield.

From time to time, we advertise the Fund's yield and effective annual yield. Both figures are based on historical data and are not intended to indicate future performance.

7-day Yield. For advertising purposes, the yield is calculated according to a standard formula prescribed by the Securities and Exchange Commission. This formula divides the net income earned on one share during a given 7-day period by the initial value of that share (normally $1.00), and expresses the result as an annualized percentage. We calculate yield by dividing net income (including the benefit of any expenses waived or reimbursed by us) earned on one share during a given seven-day period, exclusive of any capital changes, by the initial value of that share (normally $1.00). The result (called the "base period return") is expressed as an annualized percentage. The base period return is annualized by multiplying it by 365 and dividing the product by seven, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Effective Annual Yield. We calculate the Fund's "effective annual yield" in a similar manner as 7-day yield, except that we assume the net income earned during a seven-day period is reinvested at the same rate over a full year, thereby generating additional earnings from compounding. The effective annual yield is computed by adding one to the base period return, raising the result to the power equal to 365 divided by seven, and subtracting one from the result, which is then expressed as a percentage.

Representative Yield Quotations.

The Fund's standardized yield for the 7-day period ending December 31, 1999 was 4.82% and its annual effective yield for the same period was 4.94%.

Caution Regarding Representative Yield Quotations. The Fund's yield is not fixed. The yield tends to fluctuate daily. Do not consider effective annual yield as representative of what an investment may earn in any future period. Actual dividends will tend to reflect changes in money market interest rates and will also depend upon the level of the Fund's expenses, any realized or unrealized investment gains and losses and the relative results of the Fund's investment policies. Thus, at any point in time, future yields may be either higher or lower than past yields and there is no assurance that any historical yield level will continue.

Performance Comparisons.

From time to time, in advertisements or in reports to shareholders and others, we may compare the performance of the Fund to that of recognized market indices. We may cite the ranking or performance of the Fund as reported in recognized national periodicals, financial newsletters, reference publications, radio and television news broadcasts, or by independent performance measurement firms.

We may also compare the performance of the Fund to that of other funds we manage, if appropriate. We may compare our performance to that of other types of investments, substantiated by representative indices and statistics for those investments.

Market indices that we may use include those compiled by major securities firms. Other indices compiled by securities rating or valuation services, such as Standard and Poor's Corporation, may also be used. Periodicals that report market averages and indices, performance information, and/or rankings may include: The Wall Street Journal, Investors Business Daily, The New York Times, The Washington Post, Barron's, Forbes Magazine, Money Magazine, Mutual Funds Magazine, Kiplinger's Personal Finance and the Bank Rate Monitor. Independent performance measurement firms include Lipper Analytical Services, Inc. and Morningstar.

In addition, a variety of newsletters and reference publications provide information on the performance of mutual funds, such as the Donoghue's Money Fund Report. Financial news is broadcast by various radio and television media.

When we use Lipper Analytical Services, Inc. to make performance comparisons in advertisements or in reports to shareholders or others, we compare the Fund to mutual funds categorized as "US Government Money Market Funds". If Lipper changes this category, we will make comparisons to the revised category.

Average Maturities. We calculate the Fund's average maturity information. The "average maturity" of the Fund on any day is determined by first multiplying the number of days then remaining to the effective maturity of each investment in the Fund by the value of that investment. Next, the results of these calculations are summed. Finally, the total is divided by the aggregate value of the Fund that day. Thus, the average maturity represents a dollar-weighted average of the effective maturities of Fund investments.

By comparison, the "mean average maturity" of the Fund over some period, such as seven days, a month or a year, represents the arithmetic mean (i.e., simple average) of the daily average maturity figures for the Fund during the respective period.

FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION

Audited Financial Statements for the Fund, together with the Report of Deloitte & Touche LLP, Independent Accountants for the fiscal year ended September 30, 1999, appear in the Fund's Annual Report to shareholders for the fiscal year ended September 30, 1999. That report is incorporated herein by reference. Excluded from such incorporation by reference is the Fund's letter to shareholders appearing in the Report. The Report was filed with the Securities and Exchange Commission.

Statements contained in this Statement of Additional Information and in the Prospectus regarding the contents of contracts and other documents are not necessarily complete. You should refer to the documents themselves for definitive information on their provisions. We will supply copies of the Fund's important documents and contracts to interested persons upon request, or you can obtain them from the SEC's Internet site at www.sec.gov.

The Fund registered with the Securities and Exchange Commission in Washington, DC, by the filing a Registration Statement. The Registration Statement contains certain additional information not included in the Prospectus or this Statement of Additional Information. This information is available from the SEC or its Internet site. (See the back cover of the Prospectus for information about obtaining this information.)

Part C
February 1, 2000
Mosaic Government Money Market
Cross Reference Sheet (Continued)

24(a) Financial Statements

Included in Part A:  Financial Highlights

Included in Part B: Filed with the Securities and Exchange Commission pursuant to Section 30 of the Investment Company Act of 1940 on December 1, 1999, and incorporated herein by reference is the Trust's Annual Report to shareholders for the fiscal year ended September 30, 1999.

Included in such reports to shareholders are: Report of Deloitte & Touche LLP, Independent Accountants, Statement of Net Assets, Statement of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements.

Included in Part C:  Consent of Independent Accountants

Item 23 Exhibits

Exhibit    Description of Exhibit

      a    Declaration of Trust*
      b    By-Laws*
      c    Not Applicable
      d    Investment Advisory Agreement*
      e    Distribution Agreement*
      f    Not Applicable
      g    Custodian Agreement with Fee Schedule*
      h    Services Agreement* and Transfer Agent Agreement (Filed Herewith)
      i    Consent of Counsel*
      j    Consent of Independent Accountants (Filed Herewith)
      k    Not Applicable
      l    Not Applicable
      m    Not Applicable
      n    Not Applicable
      o    Not Applicable
	p    Code of Ethics (Filed Herewith)

* Previously filed by Registrant.

24.	Persons Controlled by or Under Common Control with Registrant.

None

25.	Indemnification

Previously filed.

26.	Business and Other Connections of Investment Advisor.
Name           Position with     Other Business
                     Advisor

Frank E. Burgess    Director       President and Director of
                                   Madison Investment Advisors,
                                   Inc., 6411 Mineral Point
                                   Road, Madison, WI  53705

Katherine L. Frank  President      Vice President of Madison
                                   Investment Advisors, Inc.
                                   6411 Mineral Point
                                   Road, Madison, WI  53705

Jay R. Sekelsky     Vice President Vice President of Madison
                                   Investment Advisors, Inc.
                                   6411 Mineral Point
                                   Road, Madison, WI  53705

Chris Berberet      Vice President Vice President of Madison
                                   Investment Advisors, Inc.
                                   6411 Mineral Point
                                   Road, Madison, WI  53705

W. Richard Mason    Secretary             Principal of Mosaic
                                   Funds Distributor, LLC of the same
                                   address as the Trust.

Julia M. Nelson    Vice President  Principal of Mosaic Funds
                                   Distributor, LLC of the same
                                   address as the Trust.

27.	Principal Underwriters
(a) The registrant does not utilize the services of an underwriter. Mosaic Funds Distributor, LLC, the distributor of the Trust, also acts as distributor for Mosaic Equity Trust, Mosaic Tax-Free Trust, Mosaic Focus Fund and Mosaic Income Trust.
(b)

Name and Principal  Position and Offices  Position and Offices
Business Address    with Underwriters     with Registrant

Julia M. Nelson       Principal             Vice President
1655 Ft. Myer Dr.
Arlington, VA 22209

W. Richard Mason      Principal and         Secretary
1655 Ft. Myer Dr.     Financial Operations
Arlington, VA 22209   Principal

(c)  Not Applicable

28.  Location of Accounts and Records

Certain books, records and accounts of the Registrant will be maintained at 1655 Ft. Myer Drive, Arlington, VA 22209, at which address are located the offices of the Registrant and of Madison Mosaic, LLC. Current transfer agent and shareholder account records are kept at the offices of the Registrant's transfer agent, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. Additional records and documents relating to the affairs of the Registrant are maintained by Firstar Bank, N.A. of Cincinnati, OH, the Registrant's Custodian, at the Custodian's offices located at 425
Walnut Street, Cincinnati, OH 45202. Pursuant to the Custodian Agreement (see
Article IX, Section 12), such materials will remain the property of the Registrant and will be available for inspection by the Registrant's officers and other duly authorized persons. Finally, all remaining books, records and accounts of the Registrant not maintained at the Registrant's Arlington, VA office will be maintained at the offices of the Advisor's parent, Madison Investment Advisors, Inc., 6411 Mineral Point Road, Madison, WI 53705.


29.  Not Applicable

30.  Not Applicable

                           Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Arlington, Commonwealth of Virginia, on the 31 day of January, 2000.

                              Mosaic Government Money Market Trust

                              By: (signature)
                              Katherine L. Frank
                              President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                              Trustee                (Date)
Frank E. Burgess*

                                Trustee
Lorence Wheeler*                                     (Date)


                                Trustee
Thomas S. Kleppe *                                   (Date)


                                Trustee
James Imhoff*                                        (Date)


*(Signature),      Attorney-In-Fact,                1/31/00
John Rashke, Esquire